SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                       [AMENDMENT NO. ..................]

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/X/   Preliminary Proxy Statement
/_/   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            SI HANDLING SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     RONALD J. SEMANICK, CORPORATE SECRETARY
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
      1)   Title of each class of securities to which transaction applies:
           ------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:
           ------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:
           ------------------------------------------------------------------
      5)   Total fee paid:
           ------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:____________________________________________
      2)   Form Schedule or Registration Statement No.:  _____________________
      3)   Filing Party: _____________________________________________________
      4)   Date Filed:  ______________________________________________________

                            SI HANDLING SYSTEMS, INC.

                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                            TELEPHONE (610) 252-7321




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of SI Handling Systems, Inc., a Pennsylvania corporation (the "Company"), will be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Wednesday, July 16, 1997, at 11:00 a.m., local time, for the following purposes:

     1.  To elect five directors to the Board of Directors.

     2. To amend the Company's Articles to increase the amount of the Company's authorized Common Stock, par value $1.00 per share ("Common Stock"), from 5,000,000 to 20,000,000 shares.

     3. To consider and act upon a proposal to approve the 1997 Equity Compensation Plan.

     4. To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.















June 13, 1997                                                 RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                            SI HANDLING SYSTEMS, INC.

                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                                  JUNE 13, 1997

                                 PROXY STATEMENT


     This Proxy Statement and the accompanying form of proxy are being mailed on or about June 13, 1997 to the shareholders of SI Handling Systems, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 1997 Annual Meeting of Shareholders to be held at the GPU Energy Building, 2121 Sullivan Trail, Easton, Pennsylvania 18040 on Wednesday, July 16, 1997 at 11:00 a.m., local time, and at any adjournment thereof. The cost of such solicitation will be borne by the Company.

     Only the shareholders of record at the close of business on May 12, 1997, of the outstanding shares of Common Stock of the Company will be entitled to vote at the meeting. A shareholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the meeting and voting in person, provided written notice of such actions are given to the Secretary of the Company before the enclosed proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 2,465,678 shares of the Company's Common Stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the shareholder. If instructions are not given, the shares will be voted in the election of directors as specified below, for adoption of the amendment of the Company's Articles and for approval of the Company's 1997 Equity Compensation Plan.

     Under Pennsylvania law and the Company's Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority will have no effect on the outcome of the vote. For the adoption of the proposals to amend the Company's Articles and approve the 1997 Equity Compensation Plan, the affirmative votes of a majority of the votes cast on the proposals are required. Abstentions and broker non- votes will be treated as present for purposes of determining the presence of a quorum. Because directors are elected by a plurality of votes, abstentions and broker non-votes will not have an impact on their election. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the adoption of the amendment to the Articles and 1997 Equity Compensation Plan proposals.

                             PRINCIPAL SHAREHOLDERS

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information as of May 12, 1997 (unless otherwise noted) regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director or nominee of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                              Right To
                                              Acquire
                               Number of     Ownership
                                 Shares    Under Options               Phantom
                              Beneficially  Exercisable   Percentage    Stock
      Beneficial Owner           Owned     Within 60 Days of Class (1) Units (2)
----------------------------  ------------ -------------- ------------ ---------

Emerald Advisers, Inc. (3)..... 231,050              -       9.37%          -
   1857 William Penn Way
   Lancaster, PA  17601

Kennedy Capital
Management, Inc. (4)........... 137,875              -       5.59%          -
   10829 Olive Blvd.
   St. Louis, MO  63141

Massachusetts Financial
Services Company ("MFS") (5)... 130,100              -       5.28%          -
   500 Boylston Street
   Boston, MA  02116

L. Jack Bradt (6).............. 241,909              -       9.81%          -
   10 Ivy Court
   Easton, PA  18045

Edward J. Fahey.................  5,000              -                   2,782

Leonard S. Yurkovic............. 44,856          4,125       1.98%          -

Elmer D. Gates..................      -              -                    677

Michael J. Gausling.............      -              -                    677

William J. Casey................  2,853          4,225                      -

James L. Thatcher............... 12,229          1,525                      -

All current directors and
   executive officers as a
   group (11 persons) (6)...... 322,461         18,825      13.74%      4,136
---------------------------

                                        3


(1) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of May 12, 1997 (2,465,678) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after May 12, 1997. Percentages of less than one percent are not shown.

(2) The Phantom Stock Units represent the investment of deferred directors' fees in units equivalent to shares of Common Stock of the Company. Benefits under the SI Handling Systems, Inc. Directors' Deferred Compensation Plan may be paid in cash or in shares of Common Stock of the Company at the election of the directors upon retirement.

(3)  This  information  is presented in reliance on  information  disclosed in a
     Schedule 13G filed with the Securities and Exchange Commission on February 7, 1997.

(4)  This  information  is presented in reliance on  information  disclosed in a
     Schedule 13G filed with the Securities and Exchange Commission on February 10, 1997.

(5)  This  information  is presented in reliance on  information  disclosed in a
     Schedule 13G filed with the Securities and Exchange Commission on February 12, 1997.

(6) Includes 37,842 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares.

                              ELECTION OF DIRECTORS

     At the meeting, five nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualify.

     If the enclosed proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented thereby for the five persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

  Name, Other Positions Or Offices With The Company        Director
    and Principal Occupation For Past Five Years             Since         Age
  -------------------------------------------------        --------        ---
L. Jack Bradt.............................................    1958          69
Northampton County Human Services Director, former
   Entrepreneur in Residence at Lehigh University,
   and founder, former CEO and
   Chairman of the Board of the Company.

Edward J. Fahey...........................................    1992          68
Chairman of the Board of the Company, former Vice
   President of Engineered Systems Company (1989-1993),
   manufacturers  of  aircraft arresting systems
   and mid-air recovery equipment.

Elmer D. Gates............................................    1996          67
Vice Chairman of Fuller Company, a company involved
   in the design and manufacture of plants, machinery
   and equipment used in the cement, paper, power
   and processing industries. (1)

Michael J. Gausling.......................................    1995          39
President, CEO, and founder of STC Technologies, Inc.,
   a manufacturer of clinical diagnostic products.

Leonard S. Yurkovic.......................................    1983          59
President and Chief Executive Officer of the Company.
-----------------------------

(1) Mr. Gates is a director of Pennsylvania Power and Light Company, an electric utility providing service to various counties in Central Eastern Pennsylvania, and Vice Chairman and a director of Ambassador Bank. He was also Chairman, Chief Executive Officer, and a director of Birdsboro Ferrocast, Inc., a steel foundry located in Birdsboro, PA. In 1992, Birdsboro Ferrocast filed a petition under Chapter 11 of the Bankruptcy Code.

               ADDITIONAL INFORMATION CONCERNING CERTAIN DIRECTORS
                                 AND COMMITTEES


     There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee.

     The Audit Committee reviews and discusses with the Company's external auditors the scope of their annual audit and related fees as well as any other services provided by them. It reviews with the auditors the results of the audit and the year-end financial statements and recommends to the Board of Directors matters related to the selection and engagement of the independent auditors. The members of the Audit Committee during fiscal year 1997 were Mr. Bradt, Chairman, and Messrs. Gates and Gausling.

     The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation and incentive stock option awards. The members of the Compensation Committee during fiscal year 1997 were Mr. Gausling, Chairman, and Messrs. Bradt and Gates.

     There were two meetings of the Audit Committee and one meeting of the Compensation Committee during the recently ended fiscal year. The Board of Directors met five times during the year. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served.





                            COMPENSATION OF DIRECTORS


     Directors who are employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $12,000 and $6,000, respectively; a fee of $1,200 for each Board meeting attended; a fee of $600 or $300 for each special purpose informational meeting depending upon the type of meeting attended; and a fee of $200 for each Board meeting held by telephone conference. There are no additional directors' fees paid for serving on the Audit and Compensation Committees of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     The Company permits its directors, at their election, to defer receipt of payment of directors' fees. During fiscal 1997, $33,600 of directors' fees was deferred. Deferred directors' fees accrue interest at the prime rate of interest charged by the Company's principal bank or may be invested in units equivalent to shares of Common Stock of the Company. During fiscal 1997, distributions under the Directors' Deferred Compensation Plan totaled $14,913.

                             EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Securities and Exchange Commission has promulgated regulations requiring Proxy Statements to contain more detailed and uniform reporting of executive compensation and an explanation of the philosophy and methods used in determining executive compensation.


COMPENSATION PHILOSOPHY AND PRACTICES

     It is the Company's policy to offer internally and externally competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and individual contribution to the business consistent with corporate needs and objectives.

     The Compensation Committee of the Company, whose members are identified above, annually reviews and recommends compensation for the Company's executive officers to the Board of Directors. The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. A significant part of executive officers' compensation is dependent upon the Company's annual financial performance and return on equity.

     There are four basic elements to executive officer compensation: salary, bonus, auto allowance, and stock options granted at market value vesting over a period of time, typically four years. The stock option program rewards executive officers for successful long-term strategic management and enhancement of shareholder value by providing an opportunity to acquire equity ownership in the Company stressing both annual and long-term performance and supporting a performance-oriented environment which allows the Company to attract and retain qualified management personnel. The Compensation Committee believes equity ownership in the Company by management aligns the interest of shareholders and management.

     Salaries for executive officers are determined with reference to a position rate for each officer. The position rates are determined annually by evaluating the responsibilities of the position and taking into consideration, among other things, salaries paid to other executives in comparable positions in comparably-sized companies, levels of experience, and job responsibilities. The Compensation Committee determines adjustments to executive officer salary based on the recommendation of the Chief Executive Officer. The salary adjustment recommendations are based on performance criteria such as financial performance, strategic decisions, personnel development, individual performance, and potential of the individual in the job.

     The  Compensation  Committee  awards  bonuses  to the  Company's  executive officers pursuant to an existing Executive Officer Incentive Plan. The bonus amounts for executive officers is at risk and will vary from year to year. The bonus pool is calculated based on a formula tied principally to the Company's profitability and return on equity. The pool is allocated by the Compensation Committee, on the recommendation of the Chief Executive Officer, among the executive officers, based on a series of factors, including financial objectives, other business objectives, and assessment of personal contribution. The financial objectives include a pre-tax earnings target and effective management of the Company's operations to provide positive cash flow and backlog adequacy.

     The Compensation Committee may grant stock options each year to executive officers and key employees based on a variety of factors, including the financial performance of the

Company and an assessment of personal contribution. The options are granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant, vest over a period of four years, and expire after five years. The options provide value to the recipients as the price of the Company's stock appreciates from the date when the options were granted. Historically, stock options have been granted based on position rate. The size of previous option grants held by an executive officer are considered in determining annual award levels. The target is to provide executive officers with equity ownership in the Company and align closely executive interests with the longer term interests of shareholders.



CEO COMPENSATION

Salary and Stock Options
------------------------
     The Company's most highly compensated officer was Leonard S. Yurkovic, President and CEO. Mr. Yurkovic's performance was reviewed by the Compensation Committee and discussed with the Board of Directors and Mr. Yurkovic. The Compensation Committee determined that a 6.25% increase in the Chief Executive Officer's base salary for fiscal 1997 and the grant of 9,000 stock options to him in such year was appropriate in light of the Company's strong balance sheet, net earnings performance for the fiscal year ended March 3, 1996, backlog adequacy, his significant role in the Company's operations, and also taking into consideration salaries paid to other executives in comparable positions in comparably-sized companies.

Bonus Plan
----------
     Fiscal 1997 was a year of several new records for the Company. Orders for the year reached an all-time high, finishing at approximately $45,000,000 and producing the highest fiscal year-end backlog in the Company's history, totaling approximately $31,000,000. Despite lower sales, the Company's net earnings reached a new annual high for the second consecutive year. These factors increased the Company's visibility in the investment community and led to an increase in share price during fiscal 1997 of the Company's Common Stock which trades on the Nasdaq National Market tier of the Nasdaq Stock Market.

     The Compensation Committee granted a bonus of $71,596 pertaining to the Executive Officer Incentive Plan to Mr. Yurkovic for the fiscal year ended March 2, 1997. The bonus was predicated on the Company achieving its corporate "performance hurdle" of planned pre-tax earnings, effective management of the Company's operations to provide positive cash flow, and the attainment of new records in order intake and the level of fiscal year-end backlog which positions the Company well for the start of the 1998 fiscal year.

     No officer or director of the Company has an employment contract with the Company.



CONCLUSION

     The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals and building shareholder value. The individual elements are understandable and together provide compensation that is well suited for a Company of our size. The management team understands the linkage of operating performance and their own compensation.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's fiscal year ended March 2, 1997.

           COMPENSATION COMMITTEE:      Michael J. Gausling, Chairman
                                        L. Jack Bradt
                                        Elmer D. Gates

COMPENSATION

     Set forth below is certain information relating to compensation received by the Company's "Named Executive Officers" whose total annual salary and bonus for the fiscal year ended March 2, 1997 exceeded $100,000. No other officer of the Company received in excess of $100,000 in total annual salary and bonus for fiscal 1997.

                           SUMMARY COMPENSATION TABLE

                                                           Long-Term
                                                             Comp.
                                                           ---------
                     Fiscal                   Other Annual   Stock    All Other
                      Year   Salary    Bonus  Compensation  Options Compensation
  Name and Position   (1)    ($)(2)     ($)      ($)(3)     (#)(4)     ($)(5)
-------------------- ------ -------- -------- ------------- ------- ------------
Leonard S. Yurkovic   1997  $158,077 $ 71,596    $4,620      9,000    $11,289
 President and Chief  1996   152,885   40,000     4,620      - 0 -     10,462
 Executive Officer    1995   150,000    - 0 -     4,200      7,500      5,538

William J. Casey      1997    80,673   47,213     4,620      1,000      5,760
 Vice President -     1996    76,193   22,819     4,620      1,200      5,171
 Production &         1995    70,040    - 0 -     4,096      4,500      2,802
 Assembly
 Systems (6)

James L. Thatcher     1997    86,000   34,627     4,620      1,600      6,140
 Vice President -     1996    87,654   22,566     4,620      - 0 -      5,999
 Manufacturing        1995    86,000    - 0 -     4,200      1,500      3,440
 & Assembly
 Services and
 Customer &
 Software Services
--------------------------

(1) The Company's fiscal year ends on the Sunday nearest to the last day of February. The fiscal years ended March 2, 1997, March 3, 1996 and February 26, 1995 were 52, 53, and 52 weeks, respectively.

(2) This column includes employee pre-tax contributions to the Company's 401(k) Retirement Savings Plan.

(3) This column consists of an auto allowance of $385 per month for the business usage of personal automobiles. Prior to March 1, 1995 the auto allowance was $350 per month.

(4) Options become exercisable in increments of 25% on the anniversary date of the grant. Thus at the end of four years the options are fully exercisable. Currently, all options have a term of five years. All stock option figures have been adjusted to reflect stock splits and dividends.

(5) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) Retirement Savings Plan pertaining to basic, matching, and profit sharing contributions.

(6) Mr. Casey became Vice President - Sales of the Company on March 10, 1994. His fiscal year 1995 remuneration above represents total compensation for the entire fiscal year of 1995.

STOCK OPTIONS GRANTED TO NAMED EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

     The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were awarded to the Named Executive Officers during fiscal 1997.


                OPTION GRANTS IN FISCAL YEAR ENDED MARCH 2, 1997
                ------------------------------------------------

                                                                   Potential
                                                                   Realizable
                                                                Value at Assumed
                              % of Total                          Annual Rates
                              Granted to                         of Stock Price
                     Options  Employees   Exercise              Appreciation for
                     Granted  in Fiscal    Price   Expiration    Option Term (2)
                                                                ----------------
      Name            (#)(1)    Year     ($/Share)    Date       5%($)    10%($)
-------------------  -------  ---------- --------- ----------   ------   ------

Leonard S. Yurkovic    9,000    29.8%       $9.50    5/09/01    $23,622  $52,199

William J. Casey       1,000     3.3%        9.50    5/09/01      2,625    5,800

James L. Thatcher      1,600     5.3%        9.50    5/09/01      4,199    9,280
--------------------------

(1) Options vest in one-quarter increments over the four-year period following the date of grant, with the first one-quarter of such options vesting on May 9, 1997.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of the term, assuming the specified rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions for termination of the option following termination of employment or vesting over a period of four years. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation of the stock price.
                                       10

STOCK OPTIONS EXERCISED DURING FISCAL YEAR 1997 AND HELD BY NAMED EXECUTIVE OFFICERS AS OF MARCH 2, 1997.

     The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were exercised and/or held by the Company's Named Executive Officers during fiscal 1997.


         AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 2, 1997
                        AND FISCAL YEAR-END OPTION VALUES

                                                 Number of          Value Of
                                               Shares Covered     Unexercised
                           # of                By Unexercised     In-The-Money
                          Shares                 Options At        Options At
                         Acquired               March 2, 1997     March 2, 1997
                            On        Value     Exercisable/      Exercisable/
      Name               Exercise   Realized    Unexercisable     Unexercisable
-------------------      --------   --------   ---------------   ---------------

Leonard S. Yurkovic        9,300     $60,782         0/12,750    $     0/90,891

William J. Casey           3,403      22,797     2,822/4,150      23,702/33,791

James L. Thatcher          7,191      46,564       750/2,350       6,141/16,841
--------------------------

(1) With approval from the Compensation Committee, on October 28, 1996, Mr. Yurkovic delivered 5,016 shares of common stock with a market value of $14.19 per share to the Company in order to exercise options to obtain 9,300 shares.

(2) With approval from the Compensation Committee, on May 22, 1996, Mr. Casey delivered 301 shares of common stock with a market value of $10.19 per share to the Company in order to exercise options to obtain 825 shares.

      With approval from the Compensation Committee, on October 28, 1996, Mr. Casey delivered 1,348 shares of common stock with a market value of $14.19 per share to the Company in order to exercise options to obtain 2,578 shares.

(3) With approval from the Compensation Committee, on May 22, 1996, Mr. Thatcher delivered 2,621 shares of common stock with a market value of $10.19 per share to the Company in order to exercise options to obtain 7,191 shares.

                             STOCK PERFORMANCE CHART

     The following graph illustrates the cumulative total shareholder return on the Company's (SIHS) Common Stock during the five fiscal years ended March 2, 1997 with comparison to the cumulative total return on the NASDAQ Stock Market - US Index and a Peer Group of Construction and Related Machinery Companies [SIC Code 353]. This comparison assumes $100 was invested on February 28, 1992 in the Company's Common Stock and in each of the foregoing indexes and assumes reinvestment of dividends.





                     [GRAPHIC OMITTED - PERFORMANCE CHART]








                                 2/28/92 2/26/93 2/25/94 2/24/95 3/01/96 2/28/97
                                 ------- ------- ------- ------- ------- -------
SI Handling Systems, Inc.          100       70    113      81      90     225
(1) Peer Group - SIC Code 353      100      104    123     115     192     294
Nasdaq Stock Market -
  US Index                         100      105    122     125     176     212
--------------------------

(1) The Peer Group of Construction and Related Machinery Companies [SIC Code 353] from the 1997 Nasdaq Fact Book & Company Directory includes: A.S.V., Inc., Dreco Energy Services Ltd., ERC Industries, Inc., Gardner Denver Machinery Inc., Lufkin Industries, Inc., Bucyrus International, Inc.,
     Champion Road Machinery, LTD., Columbus McKinnon Corporation, Tesco Corporation, Quipp, Inc., The Raymond Corporation, Rexworks Inc., and SI Handling Systems, Inc. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

            AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES

   The Board of Directors has approved and recommended for submission to the shareholders an amendment to the Company's Amended and Restated Articles which would increase the number of shares of the Company's Common Stock authorized for issuance from 5,000,000 to 20,000,000. The proposed amendment would amend the first paragraph of Section 4 of the Articles to increase the total number of shares which the Company is authorized to issue to 20,000,000 shares of Common Stock. The proposal reads as follows:

   "RESOLVED, that Section 4 of the Articles of the Company be amended to read as follows:

   'The authorized capital stock of this corporation shall be twenty million shares of common stock par value $1.00 per share.'"

   The Board of Directors recommends the proposed increase in the number of shares of authorized Common Stock to ensure that Common Stock will be available as needed for issuance in connection with stock splits, stock dividends or other distributions, raising additional capital, completing acquisitions and for other corporate purposes. The amendment will not be effective unless and until shareholder approval is obtained.

   If the recommended amendment to the Articles is approved, the Board of Directors will have the authority to issue the additional shares of authorized Common Stock or any part thereof without further action by the shareholders except as required by applicable laws or regulations. The Board believes that the availability of the additional shares of Common Stock for the purposes stated without delay or the necessity for a special shareholders' meeting would be beneficial to the Company.

   The issuance of additional shares of Common Stock in certain transactions and under certain circumstances could have the effect of discouraging an unfriendly attempt to acquire control of the Company. For example, additional shares of Common Stock could be sold to persons, groups or entities known to be favorable to management or the Board of Directors. The issuance of additional shares of Common Stock directly or as part of a so-called shareholders rights plan (which the Company does not presently have), could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such person or entity not to be in the best interest of the shareholders and the Company. The Board of Directors is not aware of any present effort by any person or entity to accumulate the Company's securities or to obtain control of the Company.

   Except as referred to above and as set forth below, the Company does not now contemplate any such transaction, or have any commitments, arrangements or understandings which would require the issuance of additional shares of Common Stock. As of May 12, 1997, 2,465,678 shares of Common Stock were issued and outstanding. An additional 67,950 shares of Common Stock have been reserved for issuance pursuant to options outstanding at such date. The shareholders are also being asked to approve at the Annual Meeting the authorization of 275,000 shares that may be issued pursuant to awards granted under the 1997 Equity Compensation Plan. See "Proposal to Approve the 1997 Equity Compensation Plan."

   Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of Common Stock currently authorized or outstanding. Shareholders will have no preemptive rights to receive or purchase any of the Common Stock authorized by this proposed amendment.

Required Vote of Shareholders
-----------------------------

   The favorable vote of a majority of the votes cast on this proposal is required for approval of the amendment. As soon as practicable after such affirmative vote has been taken, the amendment will be filed with the Secretary of the Commonwealth of Pennsylvania.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES.



         --------------------------------------------------------------




                             PROPOSAL TO APPROVE THE
                          1997 EQUITY COMPENSATION PLAN


PROPOSAL

   At the Annual Meeting, there will be presented to shareholders a proposal to approve the SI Handling Systems, Inc. 1997 Equity Compensation Plan (the "Plan"). The Board of Directors has adopted the Plan subject to shareholder approval. The Board of Directors believes the Plan will help the Company attract, retain and motivate employees, directors and key advisors, and will encourage participants to devote their best efforts to the business and financial success of the Company. The Board believes that, by providing employees, directors and key advisors with the opportunity to acquire an equity interest in the Company, stock options and other stock-based compensation will serve to align their interests closely with other shareholders. The principal terms of the Plan are discussed below.

   THE PLAN IS SET FORTH IN EXHIBIT A TO THIS PROXY STATEMENT. THE DESCRIPTION OF THE PLAN CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT A.


DESCRIPTION OF THE 1997 EQUITY COMPENSATION PLAN

   The Plan provides for grants of stock options, restricted stock and stock appreciation rights to selected employees (including employees who are also directors) of the Company or its subsidiaries, key advisors (including consultants) who perform valuable services to the Company or its subsidiaries and non-employee directors of the Company. In addition, the Plan provides for grants of performance units to employees and key advisors. Grants of stock options, restricted stock, stock appreciation rights and performance units are referred to collectively as "Grants." The Company intends to file a registration statement on Form S-8 to register the shares of Common Stock issuable under the Plan if the Plan is approved by the shareholders.

   General. Subject to adjustment in certain circumstances as discussed below and to shareholder approval of the Plan, the Plan authorizes up to 275,000 shares of Common Stock for issuance pursuant to the terms of the Plan. If and to the extent Grants under the Plan expire or are terminated for any reason without being exercised, or the shares subject to a Grant are forfeited, the shares of Common Stock subject to such Grant again will be available for grant under the Plan.

   Administration of the Plan. The Plan is administered and interpreted by a committee (the "Committee") of the Board of Directors consisting of not less than two persons appointed by the Board of Directors from among its members, each of whom may be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has the authority to determine
(i) the persons to whom Grants may be made under the Plan, (ii) the type, size and other terms and conditions of each Grant, (iii) the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and (iv) any other matters arising under the Plan. The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The members of the Compensation Committee currently serve as this Committee. See "Election of Directors--Additional Information Concerning Certain Directors and Committees." Notwithstanding the foregoing, the Board of Directors may ratify or approve Grants, in which case references to the "Committee" shall be deemed to include the Board of Directors.

   Grants. Grants under the Plan may consist of (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Code, (ii) nonqualified stock options that are not intended to so qualify ("NQSOs"), (i) restricted stock, (ii) stock appreciation rights ("SARs") or
(iii) performance units.

   Eligibility for Participation. Grants may be made to any employees (including officers and directors) of, or key advisors (including consultants) to, the Company or its subsidiaries and to non-employee directors of the Company. If the Plan is approved by the shareholders, it is anticipated that, as of the effective date, approximately 25 employees and 5 directors (including 4 non-employee directors) will be eligible for Grants under the Plan. During any fiscal year, no participant may receive Grants under the Plan for more than 100,000 shares of Common Stock.

   Options. The exercise price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, except that the exercise price of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiaries may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of Common Stock on the date of grant. The Committee will determine the term of each Option; provided, however, that the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the total voting power of all outstanding stock of the Company or its subsidiaries may not exceed five years from the date of grant. A participant may pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or (iii) by any other method approved by the Committee. The Committee may permit a participant to instruct the Company to deliver the shares of Common Stock due upon the exercise to a designated broker instead of to the participant.

   Restricted Stock. The Committee may issue shares of Common Stock to participants pursuant to the Plan. Shares may be issued for cash consideration or for no cash consideration, as the Committee determines. The number of shares of Common Stock granted to each participant shall be determined by the Committee, subject to the maximum limit described above. Grants of restricted stock will be made subject to such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Committee may determine.

   Stock Appreciation Rights. The Committee may grant SARs alone or in tandem with any stock option pursuant to the Plan. Unless the Committee determines otherwise, the base price of an SAR will be the exercise price of the related stock option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When the participant exercises an SAR, the participant will receive the amount by which the fair market value of the Common Stock on the date of exercise exceeds the base price of the SAR. The Committee shall determine whether the appreciation will be paid in cash or in shares of Common Stock, or in a combination of the two. To the extent a participant exercises a tandem SAR, the related option shall terminate. Similarly, upon exercise of a stock option, the related SAR, if any, shall terminate.

   Performance Units. The Committee may grant performance units to employees or key advisors. Performance units may be payable in cash or shares of Common Stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The measure of a performance unit may be based on the fair market value of a share of Common Stock or such other measurement base as the Committee may determine. The Committee will determine the performance criteria, the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

   Section 162(m). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration includes amounts received upon the exercise of stock options granted under the Plan and the value of shares received when the shares of restricted stock became transferable (or such other time when income is recognized). An exception exists, however, for "qualified performance-based compensation." The Plan is intended to allow Grants to meet the requirements of "qualified performance-based compensation."

   Stock options and SARs should generally meet the requirements of "qualified performance-based compensation," if the exercise price is at least equal to the fair market value of the Common Stock on the date of grant and if the Committee meets the Section 162(m) requirements. The Committee may grant performance units and restricted stock that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code. In that event, the Committee shall establish in writing the objective performance goals that must be met and other conditions of the award before the beginning of the performance period or during a period permitted by Section 162(m) of the Code. The performance goals may relate to the employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the two. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of performance goals. If restricted stock or performance units measured with respect to the fair market value of Common Stock are granted as "qualified performance-based compensation," not more than 100,000 shares of stock may be granted to an employee under the performance units or restricted stock for any year of a performance period. If performance units are measured with respect to other criteria, the maximum amount that may be paid to an employee with respect to each year of a performance period is $200,000. At the end of each performance period, the Committee shall certify the results of the performance goals and the extent to which the performance goals have been met.

   Transferability. Grants are generally not transferable by the participant, except in the event of death. However, the Committee may grant NQSOs that allow the participant to transfer the NQSOs on such terms as the Committee deems appropriate.

   Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that the Board of Directors may not, without shareholder approval, make any amendment that requires shareholder approval pursuant to Section 162(m) of the Code. The Plan will terminate on the date immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the shareholders.

   Adjustment Provisions. In the event of certain transactions identified in the Plan, the Committee may appropriately adjust: (i) the maximum number of shares of Common Stock available for Grants and the individual share limits, (ii) the number of shares covered by outstanding Grants, (iii) the kind of shares issued under the Plan and (iv) the price per share or market value of Grants, and such adjustments shall be effective and binding for all purposes of the Plan.

   Change of Control of the Company. In the event of a change of control, unless the Committee determines otherwise, all options, restricted stock and SARs will become fully vested, and grantees holding performance units will receive payment in settlement of the units based on the target payment for the performance period and the portion of the performance period that precedes the change of control.

   A change of control shall occur if (i) any person becomes a beneficial owner of more than 50% of the voting power of the Company's securities, (ii) a liquidation or a sale of substantially all the Company's assets occurs, (iii) the Company merges or consolidates with any other corporation where the shareholders of the Company immediately before the transaction will not own more than 50% of the voting power of all securities of the Company immediately after the merger, or (iv) after the Plan is approved by the shareholders, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination of each new director who is not a director at the beginning of the two year period was approved by vote of at least two-thirds of the directors still in office who were directors at the beginning of such period.

   Federal Income Tax Consequences: The current federal income tax treatment of Grants under the Plan is generally described below. Local and state tax authorities may also tax incentive compensation awarded under the Plan, and tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

   There are no federal income tax consequences to a participant or to the Company upon the grant of an NQSO under the Plan. Upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

   A participant who is granted an ISO will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income in the year of exercise. A participant who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were transferred to him or her upon exercise of the ISO will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price (or the participant's other tax basis in the shares), and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held his or her shares prior to the disposition.

   A participant normally will not recognize taxable income upon receiving restricted stock, and the Company will not be entitled to a deduction, until such stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares (less any amounts paid for such shares) at that time, and the Company will be entitled to a deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock is awarded in an amount equal to the fair market value of the shares subject to the restricted stock Grant (less any amounts paid for such shares) at that time, determined without regard to the restrictions. In such event, the Company generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon subsequent disposition of the shares will be capital gain or loss.

   There are no federal income tax consequences to a participant or to the Company upon the grant of an SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR. Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR).

   There are no federal income tax consequences to a participant or to the Company upon the grant of performance units under the Plan. If the participant receives payment of the performance units in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives payment of the performance units in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the payment of the performance units. Upon the sale of any shares acquired upon payment of the performance units, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of the payment of the performance units).

   The Company's income tax deduction in any of the foregoing cases may be limited by the $1,000,000 limit of Section 162(m) of the Code if the Grant does not qualify as "qualified performance-based compensation" under Section 162(m) of the Code (see "Section 162(m)" above).

   Tax Withholding. The Company has the right to deduct from all Grants paid in cash or from other wages paid to an employee of the Company, any federal, state or local taxes required by law to be withheld with respect to Grants, and the participant or other person receiving shares under the Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares. A participant may elect to satisfy the Company's income tax withholding obligation by withholding shares received from the exercise of a stock option or a restricted stock or performance unit Grant. The shares withheld may not exceed the participant's maximum marginal tax rate for federal, state and local tax liabilities.

   Plan Benefits. Because Grants will be made from time to time by the Committee to those persons whom the Committee determines in its discretion should receive Grants, the benefits and amounts that may be received in the future by persons eligible to participate in the Plan are not presently determinable. As of May 12, 1997, the closing market price of the Company's Common Stock as traded on the Nasdaq National Market tier of the Nasdaq Stock Market was $18.25.


Required Vote of Shareholders
-----------------------------

   The favorable vote of a majority of the votes cast on this proposal is required for approval of the Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 EQUITY COMPENSATION PLAN.




         --------------------------------------------------------------





                             INDEPENDENT ACCOUNTANTS

     The Company's independent public accountants beginning in 1968 and thereafter have been KPMG Peat Marwick LLP, and such firm is expected to be the Company's independent auditors for the current year. Representatives of that firm are expected to be present at the shareholders' meeting and available for questions and will be given an opportunity to make a statement if they so desire.




                           1998 SHAREHOLDER PROPOSALS

     Appropriate shareholder proposals which are intended to be presented at the 1998 Annual Shareholders' Meeting must be received by the Company no later than February 13, 1998, in order to be included in the 1998 proxy materials.

                                  OTHER MATTERS

     Georgeson & Company, Inc., Wall Street Plaza, New York, New York has been employed to solicit proxies by mail, telephone, telegraph, telefax or by personal solicitation for a fee of approximately $6,000 plus expenses. The Company may also pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgement.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 2, 1997. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, 600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040.

                                                                       EXHIBIT A

                            SI HANDLING SYSTEMS, INC.
                          1997 EQUITY COMPENSATION PLAN

     The purpose of the SI Handling Systems, Inc. 1997 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of SI Handling Systems, Inc. (the "Company") and its subsidiaries, (ii) certain Key Advisors and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

     1.  ADMINISTRATION
         --------------

     (a)  Committee.  The  Plan  shall  be  administered  and  interpreted  by a
          ---------
committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, notwithstanding anything in the Plan to the contrary, the Board may ratify or approve any grants under the Plan. In that event, references in the Plan to the "Committee" shall be deemed to include the Board.

     (b) Committee Authority. The Committee shall have the sole authority to (i)
         -------------------
determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

     (c)  Committee  Determinations.  The  Committee  shall  have full power and
          -------------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2.  GRANTS
         ------

     Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options")(Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 (Restricted Stock"), stock appreciation rights as described in Section 7 ("SARs"), and performance units as described in Section 8 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.  SHARES SUBJECT TO THE PLAN
         --------------------------

     (a) Shares  Authorized.  Subject to the  adjustment  specified  below,  the
         ------------------
aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 275,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any fiscal year shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

     (b) Adjustments.  If there is any change in the number or kind of shares of
         -----------
Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     4.  ELIGIBILITY FOR PARTICIPATION
         -----------------------------

     (a) Eligible  Persons.  All  employees of the Company and its  subsidiaries
         -----------------
("Employees"), including Employees who are officers or members of the Board, and all members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Key Advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     (b)  Selection  of Grantees.  The  Committee  shall  select the  Employees,
          ----------------------
Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

     5.  GRANTING OF OPTIONS
         -------------------

     (a) Number of Shares. The Committee shall determine the number of shares of
         ----------------
Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

     (b) Type of Option and Price.
         ------------------------

         (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

         (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

         (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c) Option Term. The Committee shall determine the term of each Option. The
         -----------
term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d)  Exercisability  of  Options.   Options  shall  become  exercisable  in
          ---------------------------
accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e) Termination of Employment, Disability or Death.
         ----------------------------------------------

         (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability", death, or "termination for cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

         (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

         (iii)In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

         (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

         (v)  For purposes of this Section 5(e) and Sections 6, 7 and 8:

              (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

              (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

              (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

              (D) "Termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

     (f)  Exercise of Options.  A Grantee may exercise an Option that has become
          -------------------
exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the

Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

     (g) Limits on Incentive Stock Options.  Each Incentive  Stock Option shall
         ---------------------------------
provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

     6.  RESTRICTED STOCK GRANTS
         -----------------------

     The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

     (a) General  Requirements.  Shares of Company  Stock issued or  transferred
         ---------------------
pursuant  to  Restricted   Stock  Grants  may  be  issued  or  transferred   for
consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b) Number of Shares. The Committee shall determine the number of shares of
         ----------------
Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

     (c) Requirement of Employment.  If the Grantee ceases to be employed by the
         -------------------------
Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d)  Restrictions on Transfer and Legend on Stock  Certificate.  During the
          ---------------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 11(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

     (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

     7.  STOCK APPRECIATION RIGHTS
         -------------------------

     (a) General Requirements. The Committee may grant stock appreciation rights
         --------------------
("SARs") to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

     (b) Tandem SARs. In the case of tandem SARs,  the number of SARs granted to
         -----------
a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

     (c) Exercisability. An SAR shall be exercisable during the period specified
         --------------
by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

     (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive
         -------------
in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

     (e) Form of Payment. The Committee shall determine whether the appreciation
         ---------------
in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     8.  PERFORMANCE UNITS
         -----------------

     (a) General  Requirements.  The Committee may grant Performance Units to an
         ---------------------
Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to A-1 receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

     (b) Performance  Period and Performance  Goals.  When Performance Units are
         ------------------------------------------
granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

     (c)  Payment  With  Respect  To  Performance  Units.  At the  end  of  each
          ----------------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

     (d) Requirement of Employment.  If the Grantee ceases to be employed by the
         -------------------------
Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     9.  QUALIFIED PERFORMANCE-BASED COMPENSATION
         ----------------------------------------

     (a) Designation as Qualified Performance-Based  Compensation. The Committee
         --------------------------------------------------------
may determine that Performance Units or Restricted Stock granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 9 shall apply to Grants of Performance Units and Restricted Stock that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

     (b) Performance  Goals. When Performance Units or Restricted Stock that are
         ------------------
to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment or Change of Control, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

     (c)  Establishment  of Goals. The Committee shall establish the performance
          -----------------------
goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

     (d) Maximum  Payment.  If Restricted  Stock, or Performance  Units measured
         ----------------
with respect to the fair market value of Company Stock, are granted, not more than 100,000 shares of Company Stock may be granted to an Employee under the Performance Units or Restricted Stock for any year in a Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to each year of a Performance Period is $200,000.

     (e)  Announcement  of Grants.  The Committee shall certify and announce the
          -----------------------
results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock or Performance Units for the Performance Period shall be forfeited.

     10. WITHHOLDING OF TAXES
         --------------------

     (a)  Required  Withholding.  All Grants  under the Plan shall be subject to
          ---------------------
applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may
         ---------------------------
elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     11. TRANSFERABILITY OF GRANTS
         -------------------------

     (a)  Nontransferability  of  Grants.  Except as  provided  below,  only the
          ------------------------------
Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing,
         --------------------------------------
the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may A-1 determine, provided that an Option shall not be transferred for consideration (unless the Committee determines otherwise) and a transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     12. CHANGE OF CONTROL OF THE COMPANY
         --------------------------------

     As used herein, a "Change of Control" shall be deemed to have occurred if:

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company;

     (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

     (c) After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     13. CONSEQUENCES OF A CHANGE OF CONTROL
         -----------------------------------

     (a) Notice and Acceleration. Upon a Change of Control, unless the Committee
         -----------------------
determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse, and (iv) Grantees holding Performance Units shall receive a payment in settlement of such Performance Units, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

     (b) Assumption of Grants. Upon a Change of Control where the Company is not
         --------------------
the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

     (c)  Other  Alternatives.   Notwithstanding   the  foregoing,   subject  to
          -------------------
subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or
(ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

     (d) Limitations.  Notwithstanding  anything in the Plan to the contrary, in
         -----------
the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     14. REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES
         -----------------------------------------------

     No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     15. AMENDMENT AND TERMINATION OF THE PLAN
         -------------------------------------

     (a)  Amendment.  The  Board may  amend or  terminate  the Plan at any time;
          ---------
provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code.

     (b)  Termination of Plan. The Plan shall  terminate on the day  immediately
          -------------------
preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

     (c)  Termination  and Amendment of  Outstanding  Grants.  A termination  or
          --------------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing  Document.  The Plan shall be the  controlling  document.  No
         -------------------
other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     16. FUNDING OF THE PLAN
         -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     17. RIGHTS OF PARTICIPANTS
         ----------------------

     Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     18. NO FRACTIONAL SHARES
         --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     19. HEADINGS
         --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     20. EFFECTIVE DATE OF THE PLAN
         --------------------------

     Subject to the approval of the Company's shareholders, the Plan shall be effective on July 16, 1997.

     21. MISCELLANEOUS
         -------------

     (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing
         --------------------------------------------------------------
contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b) Compliance with Law. The Plan, the exercise of Options and SARs and the
         -------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Governing Law. The validity, construction, interpretation and effect of
         -------------
the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                            SI HANDLING SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Edward J. Fahey and Ronald J. Semanick, or either of them acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of SI Handling Systems, Inc., held of record by the undersigned on May 12, 1997, at the Annual Meeting of Shareholders to be held on July 16, 1997, at 11:00 A.M., local time, or at any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3. This proxy may be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. The Board of Directors does not presently know of any other matters to be presented at the meeting.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                                                                          SEE
                     (To Be Signed On Reverse Side)                     REVERSE
                                                                          SIDE

--------------------------------------------------------------------------------

/X/  Please mark your votes
     as in this example.

     This proxy is solicited by the Board of Directors. Management recommends a vote FOR the Directors nominated and FOR Proposals 2. and 3.

                    FOR        WITHHELD

1.  ELECTION OF      /_/          /_/
    DIRECTORS

    NOMINEES:  L. Jack Bradt, Edward J. Fahey, Elmer D. Gates,
               Michael J. Gausling, and Leonard S. Yurkovic

    For, except vote withheld from the following nominee(s):
    (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)


    ------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN

2.  To approve the amendment of the Company's          /_/      /_/       /_/
    Articles to increase the amount of authorized
    Common Stock.

3.  To approve the Company's 1997 Equity               /_/      /_/       /_/
    Compensation Plan.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting.      /_/


SIGNATURE(S) ____________________________ DATE__________________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.